EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2004


                                  BIOFARM, INC.
             (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------------------------------
           Nevada                                   000-20317                            88-0270266
(State or other jurisdiction                       (Commission                         (IRS Employer
       of incorporation)                           File Number)                     Identification No.)

 1255 Battery Street, Suite 200,San Francisco, CA                      94111
     (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 415-288-3333

                    1244 Main Street, Linfield, Pennsylvania
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid
         OMB control number.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         See Section 2.01 below.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

         On December 21, 2004, BioFarm, Inc. (the "Company") completed its acquisition of certain assets of I/O Digital Networks. The acquisition was made pursuant to a summary of terms that had been orally agreed upon by the parties.

         Attached as Exhibit 99.1 is a press release from Friendlyway announcing the closing of the transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: To be filed by amendment within 71 calendar days of the date of this filing.

(b) Pro-Forma Financial Statements: To be filed by amendment within 71 calendar days of the date of this filing.

(c) Exhibits

99.1 Press Release dated December 21, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BioFarm,Inc
                                              (Registrant)

Date:  December 27, 2004
                                              By: /s/ Henry Lo
                                                  -----------------------------
                                              Henry Lo, Chief Financial Officer